EXHIBIT 10.40

SECOND AMENDMENT
TO
CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of October 28, 2003 among ASTEC INDUSTRIES, INC., a Tennessee corporation ("Astec Industries"), ASTEC, INC., a Tennessee corporation ("AI"), HEATEC, INC., a Tennessee corporation ("Heatec"), CEI ENTERPRISES, INC., a Tennessee corporation ("CEI"), ASTEC SYSTEMS, INC., a Tennessee corporation ("ASI"), TELSMITH, INC., a Delaware corporation ("Telsmith"), KOLBERG - PIONEER, INC., a Tennessee corporation ("Kolberg"), JOHNSON CRUSHERS INTERNATIONAL, INC., a Tennessee corporation ("Crushers"), SUPERIOR INDUSTRIES OF MORRIS, INC., a Minnesota corporation ("Superior"), BREAKER TECHNOLOGY, INC., a Tennessee corporation ("Breaker"), PRODUCTION ENGINEERED PRODUCTS, INC., a Nevada corporation ("Production"), CARLSON PAVING PRODUCTS, INC., a Washington corporation ("Carlson"), ROADTEC, INC., a Tennessee corporation ("Roadtec"), TRENCOR, INC., a Texas corporation ("Trencor"), AMERICAN AUGERS, INC., a Delaware corporation ("Augers"), AI DEVELOPMENT GROUP, INC., a Minnesota corporation ("AIDG"), AI ENTERPRISES, INC., a Minnesota corporation ("AIEI"), ASTEC HOLDINGS, INC., a Tennessee corporation ("AHI"), ASTEC INVESTMENTS, INC., a Tennessee corporation ("AII"), ASTEC TRANSPORTATION, INC., a Tennessee corporation ("ATI"), RI PROPERTIES, INC., a Minnesota corporation ("RIPI"), TI SERVICES, INC., a Minnesota corporation ("TISI") (Astec Industries, AI, Heatec, CEI, ASI, Telsmith, Kolberg, Crushers, Superior, Breaker, Production, Carlson, Roadtec, Trencor, Augers, AIDG, AIEI, AHI, AII, ATI, RIPI, and TISI are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as agent for Lenders (in such capacity, the "Agent"); and the other Lenders signatory hereto.

WHEREAS, Borrowers, Credit Parties, Agent and Lenders are parties to that certain Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of September 30, 2003 (as amended from time to time, the "Credit Agreement"); and

WHEREAS, Borrowers, Credit Parties, Lenders and Agent desire to amend the Credit Agreement to allow and provide for the foregoing and certain matters, all as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  Definitions

    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

  Amendments

    Amendment to Section 1.1(a)(iii). Effective as of the date hereof, Section 1.1(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "(iii) Anything in this Agreement to the contrary notwithstanding, at the request of Borrower Representative, in its discretion Agent may (but shall have absolutely no obligation to), make Revolving Credit Advances to Borrowers on behalf of Revolving Lenders in amounts which cause the outstanding balance of the aggregate Revolving Loan to exceed the Borrowing Base (less the Swing Line Loan) or, during any Separate Borrowing Base Period, which cause the outstanding balance of the Revolving Loan owing by any Borrower to exceed that Borrower's separate Borrowing Base (less the Swing Line Loan advanced to that Borrower) (any such excess Revolving Credit Advances are herein referred to collectively as "Overadvances"); provided that (A) no such event or occurrence shall cause or constitute a waiver of Agent's, Swing Line Lender's or Revolving Lenders' right to refuse to make any further Overadvances, Swing Line Advances or Revolving Credit Advances, or incur any Letter of Credit Obligations, as the case may be, at any time that an Overadvance exists and (B) no Overadvance shall result in a Default or an Event of Default based upon Borrowers' failure to comply with Section 1.3(b)(i) for so long as Agent permits such Overadvance to be outstanding, but solely with respect to the amount of such Overadvance. In addition, Overadvances may be made even if the conditions to lending set forth in Section 2 have not been met. All Overadvances shall constitute Index Rate Loans, shall bear interest at the Default Rate and shall be payable on the earlier of sixty (60) days following the date such Overadvance was made, demand or the Commitment Termination Date. Except as otherwise provided in Section 1.11(b), the authority of Agent to make Overadvances is limited to an aggregate amount not to exceed $10,000,000 at any time, shall not cause the aggregate Revolving Loan to exceed the Maximum Amount, and may be revoked prospectively by a written notice to Agent signed by Revolving Lenders holding more than fifty percent (50%) of the Revolving Loan Commitments."

    Amendment to Section 11.2(b). Effective as of the date hereof, Section 11.2(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "(b) No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which increases the percentage advance rates set forth in the definition of Borrowing Base, or which changes the definition of Minimum Borrowing Availability Reserve, or which makes less restrictive the nondiscretionary criteria for exclusion from Eligible Accounts, Eligible Inventory set forth in Sections 1.6 and 1.7, shall be effective unless the same shall be in writing and signed by Agent, Supermajority Revolving Lenders and Borrowers. No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which waives compliance with the conditions precedent set forth in Section 2.2 to the making of any Loan or the incurrence of any Letter of Credit Obligations shall be effective unless the same shall be in writing and signed by Agent, Requisite Revolving Lenders and Borrowers. Notwithstanding anything contained in this Agreement to the contrary, no waiver or consent with respect to any Default or any Event of Default shall be effective for purposes of the conditions precedent to the making of Loans or the incurrence of Letter of Credit Obligations set forth in Section 2.2 unless the same shall be in writing and signed by Agent, Requisite Revolving Lenders and Borrowers."

    Amendment to Annex A. Effective as of the date hereof, the definition of "Supermajority Revolving Lenders" contained in Annex A to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

  "'Supermajority Revolving Lenders' shall mean (a) Lenders having eighty-one percent (81%) or more of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, eighty-one percent (81%) or more of the aggregate outstanding amount of the Revolving Loan (with the Swing Line Loan being attributed to the Lender making such Loan) and Letter of Credit Obligations. For purposes of this definition, the "Revolving Loan Commitments" and the "Revolving Loan" shall be deemed to include the "Revolving Loan Commitment" (as defined in the Canadian Credit Agreement) and the "Revolving Loan" (as defined in the Canadian Credit Agreement) of General Electric Capital Canada Inc. under the Canadian Credit Agreement as if the same were additional Revolving Loan Commitments and additional Revolving Loans made by GE Capital pursuant to this Agreement."

  Conditions Precedent

    Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Agent and Lenders:

      Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance satisfactory to Agent and Lenders:

        this Amendment; and

        such additional documents, instruments and information as Agent or Lenders or their legal counsel may request.

      The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

      No event shall have occurred and be continuing or would result from the making of the Loans contemplated hereby which constitutes a Default; and

      All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their legal counsel.

  No Waiver

  Except as specifically provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Agent or any Lender.

  Ratifications, Representations and Warranties

    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

    Ratification of Guaranty. The other Credit Parties signatory hereto hereby ratifies and confirms its guaranty to Agent and Lenders (the "Guaranty"). Each Credit Party hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Credit Party agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Agent or Lenders under the Guaranty. Each Credit Party agrees that all references in such Guaranty to the "Obligations" shall include, without limitation, all of the obligations of Borrowers to Agent and Lenders under the Credit Agreement, as amended hereby. Finally, each Credit Party hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty and shall not constitute a waiver by Agent or Lenders of any of the their rights against the other Credit Parties signatory thereto.

    Representations and Warranties. Each Borrower hereby represents and warrants to Agent and Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the certificate/articles of incorporation of such Borrower or the bylaws or other charter or organizational documents of such Borrower, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties relate solely to an earlier date, (iii) except as disclosed to Agent and Lenders in writing prior to the date hereof, such Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and (iv) such Borrower has not amended its certificate/articles of incorporation or bylaws since May 14, 2003.

    General Acknowledgement. GE Capital hereby acknowledges that upon the assignment of its commitments to Orix Financial Services, Inc. and Fleet Capital Corporation, a Successful Syndication, as contemplated by the GE Syndication Letter, shall have been completed. Each Borrower hereby acknowledges that all fees paid in connection with the foregoing were fully earned and non-refundable on the date such fees were paid.

  Miscellaneous

    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.

    Reference to Credit Agreement; Obligations. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute "Obligations" as defined in the Credit Agreement and as used in the Loan Documents.

    Expenses. As provided in the Credit Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.

    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

    APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, Borrowers, the other Credit Parties signatory thereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Required Lenders.

    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

    Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

    Release. EACH BORROWER AND THE OTHER CREDIT PARTIES SIGNATORY HERETO HEREBY ACKNOWLEDGE THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. EACH BORROWER AND THE OTHER CREDIT PARTIES SIGNATORY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER OR THE OTHER CREDIT PARTIES SIGNATORY HERETO MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

    NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWERS:

ASTEC INDUSTRIES, INC.,

a Tennessee corporation,

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ASTEC, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

HEATEC, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

CEI ENTERPRISES, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ASTEC SYSTEMS, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

TELSMITH, INC.,

a Delaware corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

KOLBERG - PIONEER, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

JOHNSON CRUSHERS INTERNATIONAL, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

SUPERIOR INDUSTRIES OF MORRIS, INC.,

a Minnesota corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

BREAKER TECHNOLOGY, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

PRODUCTION ENGINEERED PRODUCTS, INC.,

a Nevada corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

CARLSON PAVING PRODUCTS, INC.,

a Washington corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ROADTEC, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

TRENCOR, INC.,

a Texas corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

AMERICAN AUGERS, INC.,

a Delaware corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

AI DEVELOPMENT GROUP, INC.,

a Minnesota corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

AI ENTERPRISES, INC.,

a Minnesota corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ASTEC HOLDINGS, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ASTEC INVESTMENTS, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ASTEC TRANSPORTATION, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

RI PROPERTIES, INC.,

a Minnesota corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

TI SERVICES, INC.,

a Minnesota corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

CREDIT PARTY:

ASTEC FINANCIAL SERVICES, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: President

AGENT:

GENERAL ELECTRIC CAPITAL
CORPORATION

By: /s/ C. Mark Smith

Name: C. Mark Smith

Title: Duly Authorized Signatory

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ C. Mark Smith

Name: C. Mark Smith

Title: Duly Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Alex M. Council

Name: Alex M. Council

Title: Vice President

ING CAPITAL LLC

By: /s/ W. C. Beddingfield

Name: W.C. Beddingfield

Title: Managing Director